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               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 4, 1996, included in Interiors, Inc.'s Form 10-KSB for the year ended June 30, 1996 and to all references to our Firm included in this registration statement on Form S-8 registering 60,000 shares of Class A Common Stock.

                                         ARTHUR ANDERSEN LLP

New York, New York
January 10, 1997